Contract Costs	12 Months Ended
Dec. 31, 2018
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Contract Costs
22.	CONTRACT COSTS

	Note		December 31, 2017	January 1, 2018	December 31, 2018
Direct incremental costs of broadband and IPTV service	(i	)	—	4,522	3,785
Sales commissions	(ii	)	—	2,334	1,847

			—	6,856	5,632

(i)

Direct incremental costs for activating broadband and IPTV subscribers mainly include the costs of installing broadband and IPTV terminals at customer’s homes for the provision of broadband and IPTV services, and are amortized over the expected service period. As stated in Note 2.2 (c)(iii), such costs are presented as other assets before January 1, 2018. Upon the adoption of IFRS 15, the unamortized balance of such costs are presented as contract costs. The amount of capitalized direct incremental costs for activating broadband and IPTV subscribers recognized in profit or loss during the year was RMB4,044 million. The amount of capitalized direct incremental costs for activating broadband and IPTV subscribers that is expected to be recovered after more than one year is RMB1,417 million.

(ii)

Sales commissions are paid to agents whose selling activities resulted in new customers entering into contracts with the Group. As stated in Note 2.2 (c)(iii), such costs are recognized as other operating expenses when they were incurred before January 1, 2018. Upon the adoption of IFRS 15, the Group is required to capitalize these sales commissions as costs of obtaining contracts when they are incremental and are expected to be recovered, unless the expected amortization period is one year or less from the date of initial recognition of the asset. The amount of capitalized sales commissions recognized in profit or loss during the year was RMB1,642 million. There was no significant impairment in relation to the opening balance of capitalized costs or the costs capitalized during the year. The amount of capitalized sales commissions that is expected to be recovered after more than one year is RMB683 million.